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                                                                       Exhibit 8

                             Joint Filing Agreement

         Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that Amendment No. 1 to Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Date:  August 17, 2001

                                        HARBOURVEST PARTNERS, LLC


                                        By:      /s/ Martha D. Vorlicek
                                               ---------------------------
                                        Name:   Martha D. Vorlicek
                                        Title:  Managing Director

                                         /s/ Edward W. Kane
                                        ---------------------------
                                        Edward W. Kane

                                         /s/ D. Brooks Zug
                                        ---------------------------
                                        D. Brooks Zug

                                        HVP VI-DIRECT ASSOCIATES LLC
                                        By:  HARBOURVEST PARTNERS, LLC
                                        Its Managing Member

                                        By:      /s/  Martha D. Vorlicek
                                               ---------------------------
                                        Name:   Martha D. Vorlicek
                                        Title:  Managing Director

                                        HARBOURVEST PARTNERS VI-DIRECT FUND L.P.
                                        By:  HVP VI-DIRECT ASSOCIATES LLC
                                        Its General Partner
                                        By:  HARBOURVEST PARTNERS, LLC
                                        Its Managing Member

                                        By:      /s/  Martha D. Vorlicek
                                               ---------------------------
                                        Name:   Martha D. Vorlicek
                                        Title:  Managing Director